fulcrum

FINANCE AGREEMENT

Finance agreement made and entered into by and between Fulcrum Group (Pty) Ltd, Registration No. 2002/016025/07 ("Fulcrum") of 1st Floor, Lacey Oak House, Ballyoaks Office Park, 35 Ballyclare Dr, Bryanston, 2191 and the party whose particulars are reflected below ("the insured").

NEW [ ] RENEWAL [X] OF [305749] ENDORSEMENT [ ] LINKED TO AGREEMENT [ ]

THE INSURED

Client Name in full	Leatt Corporation (Incorporated In The State Of Nevada)	Contact	Lara Pretorius
Trading Name		Designation	Director
Registration no	2007/032780/10	E-mail	
Physical Address	50 Kiepersol Crescent Atlas Gardens, Contermanskloof Durbanville	Postal Address	Suite 109 Private Bag X3 Bloubergrant
Province	Western Cape — CODE 7550	Province	Western Cape — CODE 7443
Business tel no	021 557 7257 — Fax no 021 557 7381	Direct / Cell no	
Nature of Business	Distribution of sporting goods		

SUPPLEMENTARY SCHEDULE ATTACHED [ ] FIXED [X] VARIABLE [ ] Addendum [N]

Inception Date	01/01/2015	End Date	31/12/2015	
Insurer	**UMA**	**Class of Business**	**Policy Number**	**Insurance Premiums**
Lloyds SA (Pty) Ltd	Camargue Underwriting Mar	*Liability	CGLP46419794	R 225,261.40
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Total Amount Due to be divided by	10	instalments of	R 23,388.88	Sub total	R 225,261.40
First Instalment	R 23,388.88	date due:	01/01/2015	Doc Admin Fee (Incl. VAT)	R 500.00
Thereafter	9	Instalments payable by day :	1	Principal debt	R 225,761.40
Final Instalment	01/10/2015	Flat Interest Rate:	3.60%	Finance Charges	R 8,127.41
* the annual rate calculated on the nominal annual compounded monthly (NACM) basis is			9.54%	Total Amount Due	R 233,888.81

* PAGE 1 of 2 - Totals on this page reflect totals for all lines of cover.

DEBIT ORDER AUTHORISATION

Account Holder	Leatt Corporation				
Name of Bank	Nedbank	Account No	1232133310		
Branch Name	NEDBANK UNIVERSAL BRANCH	Branch No	198765	Account type	1-CURRENT

Acknowledgement and Authorisation

We hereby authorise Fulcrum Group (Pty) Ltd and/ or its authorised agents and/or its cessionary to draw against the above account (or any other Bank to which we may transfer our account) the amount necessary for the payment of the instalments which may from time to time become payable by us in terms of my/our finance agreement(s) and/or any subsequent renewal agreements. This authority shall remain in force until cancelled by us by giving 30 (thirty) days notice in writing to Fulcrum Group (Pty) Ltd and/ or its authorised agents and/or its cessionary.

Signature (duly authorised)	1	Date	Signature (duly authorised)	2	Date
Designation			Designation		

For Office Use Only

Business Partner	Absa Insurance Brokers and Financial Advisors (Pty) Ltd			Client No	003003		
Bus.Partner Code	ABSABRK	Productcode	ABSASTD	Agreement No		Quote Number	
BP. Primary Contact	Johan Conradie	Tel No	021 915-5300	Fulcrum AE Name	Sandra Snowball	Fulcrum AE Code	SS
BP. Primary Email	johan.conradie@absa.co.za			Fulcrum AE Email	sandras@thefulcrumgroup.co.za		
BP. Second Contact		Tel No		Fulcrum AE Tel	082 829 4550	Fulcrum AE Cell	082 829 4550
BP. Secondary Email				Branch	PFS002-CT	Industry Category	CONSSV

Terms and Conditions of Finance Agreement

1. NATIONAL CREDIT ACT (34 of 2005)

The Insured, by its signature hereto, warrants that it is a juristic person as defined in the National Credit Act, No 34 of 2005 "NCA", that its asset value or annual turnover exceed R1million (one million Rand) and accordingly, that the provisions of the Act are not applicable to this finance transaction.

2. LOAN AND PAYMENT

Fulcrum hereby lends to the Insured which hereby borrows from Fulcrum, an amount ("the Loan") equivalent to the aggregate of the insurance premiums reflected overleaf, which amount/s shall be paid by Fulcrum on behalf of the Insured to the insurer or its authorised broker whose particulars are reflected overleaf ("Broker") by not later than the due date for payment of the said premiums.

3. REPAYMENT

3.1 The Loan, together with the documentation fees, interest and finance charges reflected overleaf shall, subject to the provisions of clause 3.3 below, be repaid by way of the monthly instalments specified overleaf, payment of which shall be by means of debit order on the Insured's banking account.

3.2 Notwithstanding anything to the contrary contained in this agreement, the full balance of the Loan, together with the documentation fees, interest, finance charges and all costs for which the Insured is or may become liable, shall immediately and without further notice become due for payment in the event of:

3.2.1 the Insured being in default as defined in clause 5, or;

3.2.2 any claim being made under or in terms of any one of the Policies, or;

3.2.3 any one of the Policies being cancelled for any reason.

3.3 Any amount which is overdue in terms of this agreement shall bear interest at 5% (five percent) above the prime lending rate as charged by Nedbank Limited from time to time.

4. SECURITY

As security for all of the Insured's obligations in terms of, or arising from this loan agreement, the Insured hereby cedes to Fulcrum in securitatem debiti, all of its rights in and to the policies reflected overleaf ("the Policies") including (but not limited to) its right to receive payment of any amounts (including premium refunds) payable to it in the event of a claim thereunder or in the event of cancellation thereof.

5. DEFAULT

Should the Insured:-

5.1 fail to pay punctually any amount payable to Fulcrum in terms of, or arising from, this agreement and fail to remedy such failure within 7 (seven) days of receipt of notice from Fulcrum of such failure, or;

5.2 fail to pay punctually any amount payable to Fulcrum in terms of, or arising from, this agreement after having previously failed to pay punctually, any amount payable to Fulcrum in terms of, or arising from this agreement on more than one occasion during any 4 (four) month period, and Fulcrum has given notice in terms of 5.1 in respect of each such occasion, or;

5.3 have any judgment or similar award ("judgment") awarded against it, provided that the Insured shall only be deemed to be in default:-

5.3.1 if such judgment is appealable, it fails to appeal against such judgment within the prescribed time limits or fails to diligently prosecute such appeal thereafter or ultimately fails in such appeal, or;

5.3.2 if such judgment is a default judgment, it fails to apply for the rescission thereof within the prescribed time limits or fails to diligently prosecute such application thereafter or ultimately fails in such application, or;

5.4 be or become insolvent, commence any proceedings for, or be placed under business rescue (whether voluntary or compulsory) or commit any act which, if it were a natural person who is subject thereto, would be an act of insolvency as described in the Insolvency Act 24 of 1936, or, being a company, be deemed, or would if that Act were applicable, be deemed, to be unable to pay its debts in terms of the Companies Act, 71 of 2008, or;

5.5 compromise or attempt to compromise with, or defer or attempt to defer payment of debts owing by it to, its creditors generally, or;

5.6 pass, or propose, or have proposed in relation to it, a resolution for its liquidation, or;

5.7 have any bona fide application or other bona fide proceedings brought against, or in respect of it in terms of which it is sought to be provisionally or finally sequestrated, wound-up, liquidated, dissolved or placed under business rescue or have any equivalent application or proceedings brought against it in terms of any equivalent applicable legislation, then the Insured shall be deemed to be in default.

6. CANCELLATION IN THE EVENT OF DEFAULT

Should the Insured be in default, Fulcrum shall be entitled to cancel all Policies which are capable of cancellation at the instance of the Insured, for which purpose the Insured hereby appoints Fulcrum irrevocably and in rem suam as its agent.

7. BROKER AUTHORISATION

The Insured, by its signature hereto, hereby authorises and appoints the Broker, whilst any amounts are owed to Fulcrum by the Insured in terms hereof, as its agent in *rem suam* to:

7.1 at Fulcrum's request, forward to Fulcrum those of the original Policies which the Broker has in its possession;

7.2 in the event of default by the Insured, at Fulcrum's request, instruct the Insurer/s concerned to cancel the Policies

7.3 notify Fulcrum forthwith of any claims pending under the Policies (or any of them), keep Fulcrum informed of the progress and outcome of such claims and remit to Fulcrum from the proceeds of such claims, such amounts as may be required to settle all of the Insured's obligations to Fulcrum arising from this agreement;

7.4 immediately inform Fulcrum of any cancellation or avoidance of the Policies and remit to Fulcrum all amounts refunded in respect of premiums paid under the Policies, forthwith upon receipt of the same,

7.5 provide Fulcrum, immediately upon receipt thereof by the Broker, with all information regarding the business affairs of the Insured

7.6 sign on its behalf, such amendment to, or variation of, this agreement as may be required in order to increase (or decrease, as the case may be), the Loan amount should there be an increase or decrease in the premiums payable in respect of the Policies.

8. COSTS

The Insured shall be liable for all legal costs on a scale as between attorney and own client, incurred by Fulcrum in enforcing its rights hereunder.

9. CERTIFICATE

A certificate signed by any director or manager of Fulcrum (whose appointment need not be proved) as to the existence of, and the amount of indebtedness by the Insured Fulcrum,that such amount is due and payable, the amount of interest accrued thereon and as to any other fact, matter or thing relating to the Insured's indebtedness to Fulcrum, shall be sufficientproof of the contents and correctness thereof for the purpose of provisional sentence, summary judgment or any other proceedings, shall be valid as a liquid document for such purpose and shall in addition be prima facie proof for purpose of pleading or trial in any action instituted by Fulcrum and arising therefrom.

10. GENERAL

10.1 In this agreement:-

10.1.1 references to natural persons shall include bodies corporate and other legal personae and vice versa;

10.1.2 references to the singular shall include the plural and vice versa;

10.1.3 where a number of days is prescribed, it shall consist of ordinary calendar days (i.e. including Saturdays, Sundays and Public Holidays), and shall be reckoned exclusively of the first and inclusively of the last day

10.1.4 where the day upon, or by which, any act is required to be performed is not a business day, the Parties shall be deemed to have intended such act to be performed upon or by the first Business day thereafter

10.1.5 where an expression has been defined (whether in 2.2. below or elsewhere in this agreement) and such definition contains a provision conferring rights or imposing obligations upon any Party, effect shall be given to that provision as if it were a substantive provision contained in the body of this agreement;

10.1.6 if figures are referred to in numerals and words, the words shall prevail in the event of any conflict between the two.

10.2 This agreement constitutes the entire contract between the parties in relation to the subject matter recorded herein, and no provisions, terms, conditions, stipulations, warranties or representations of whatsoever nature, whether express or implied, have been made by either of the parties or on their behalf except as are recorded herein;

10.3 No relaxation, extension of time, indulgence or latitude which either party ("the grantor") may show, grant or allow to another ("the grantee") shall in any way constitute a waiver by the grantor of any of the grantor's rights in terms of this agreement and the grantor shall not thereby be prejudiced or estopped from exercising any of its rights against the grantee which may have then already arisen or which may arise thereafter;

10.4 No alteration, variation, amendment or purported consensual cancellation of this agreement or this clause or any deletion therefrom shall be of any force or effect unless reduced to writing and signed by or on behalf of the parties;

10.5 The Insured may not, without the written consent of Fulcrum, cede or delegate all or any of its rights and/or obligations under this agreement to any third party;

10.6 Any provision in this agreement which is or may become illegal, invalid or unenforceable shall be severed from the balance of this agreement without invalidating the remaining provisions thereof or affecting the validity or enforceability of such remaining provisions;

10.7 The parties record that the Broker has no authority to act as an agent Fulcrum, which shall not be liable to the Insured for any act, default or omission of the Broker.

10.8 The Insured hereby authorises Fulcrum to apply for, and obtain from any credit bureau (including Experian), such consumer credit information (as defined in section 70(1) of the NCA) pertaining to the Insured as Fulcrum may, it its entire discretion require for purposes of evaluating the Insured's creditworthiness, and the Insured hereby consents to Fulcrum obtaining and having access to such information.

DECLARATION

I/We warrant that the above particulars overleaf are true and correct.I/We hereby apply for finance for the amounts shown overleaf upon the terms and conditions set out above and overleaf which I/we have read and understand.

I/We hereby irrevocably authorise and direct Fulcrum Group (Pty) Ltd to pay on our behalf to the Insurance Broker named overleaf, the Insurance premiums set out in this Finance Agreement.

TO BE SIGNED BY THE INSURED & WITNESSED AS SUCH ON THIS 18TH DAY OF DECEMBER 20 14

DULY AUTHORISED: .... DESIGNATION: CEO

FULL NAME: SEAN MACDONALD WITNESS: ....

ACCEPTED FOR Fulcrum Group (Pty) Ltd WITH EFFECT FROM THE COMMENCEMENT DATE:

.... DATE: ....

ref: 2/2-21012013